Exhibit 10.1

Execution Version
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of June 21, 2023, is entered into by and among AMERICAN WATER CAPITAL CORP., a Delaware corporation (the “Borrower”), the Lenders from time to time party hereto (collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders.
RECITALS
A.    The Borrower, the Lenders, and the Administrative Agent are party to the Third Amended and Restated Credit Agreement, dated as of October 26, 2022 (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.
B.    The Borrower has requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT
1.1    Section 6.01 of the Credit Agreement is hereby amended by amending and restating subsection (e) in its entirety as follows (the modifications to such definition indicated textually as bold and double-underlined text):
(e)    the Borrower, the Parent or any Significant Subsidiary of the Parent shall fail to pay any principal of or premium or interest on any Debt (excluding Debt evidenced by this Agreement and any Notes, but including, for purposes of this provision, obligations of the Parent under Section 4 of the Support Agreement) in an aggregate amount in excess of (i) $125,000,000, in the case of the Borrower, (ii) $125,000,000, in the case of the Parent or any Significant Subsidiary other than the Borrower or (iii) $250,000,000, in the aggregate, in the case of all of the Significant Subsidiaries of the Parent, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of (with the giving of notice and/or lapse of time, if required), the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; provided that (1) if such failure, default, event or condition shall be cured by the Borrower, the Parent or such Significant Subsidiary or waived by the holders of such Debt and any acceleration of maturity having resulted from such failure, default, event or condition shall be rescinded or annulled, in each case in accordance with the terms of such agreement or instrument, without any modification of the terms of such Debt requiring the Borrower, the Parent or such Significant Subsidiary to furnish additional or other security therefor, furnish additional or other guarantees thereof, reduce the average life to maturity thereof, increase the principal amount thereof or the interest rate thereon, or any agreement by the Borrower, the Parent or such Significant Subsidiary to furnish additional or other security therefor, furnish additional or other guarantees thereof, or to issue Debt in lieu thereof which is secured by additional or other collateral or additional or other guarantees or with a shorter average life to maturity or in a greater principal amount or with a greater interest rate thereon, then any default hereunder by reason thereof shall be deemed likewise to have been thereupon cured or waived unless payment of the Loans hereunder has been accelerated prior to such cure or waiver or (2) this subsection (e) shall not apply to (A) (x) any event that permits holders of any Debt constituting convertible or exchangeable indebtedness to convert or exchange such Debt; or (y) the conversion or exchange of such Debt, in either case, into Common Stock of the Parent (or other securities or property following a merger event, reclassification or other change of the Common Stock of the Parent), cash (including in lieu of fractional shares of Common Stock of the Parent) or a combination thereof in accordance with the terms thereof; or (B) any termination of any related swap or hedging instrument; or;
ARTICLE II
CONDITIONS OF EFFECTIVENESS

2.1    The amendment set forth in ARTICLE I shall become effective as of the date when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from the Borrower and Lenders constituting Required Lenders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES
3.1    To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants on and as of the date hereof that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except to the extent that enforceability of this Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally, (iii) no consent, approval, exemption, order or authorization of, or a registration or filing with, any governmental body, agency or official or any other Person is required by any applicable law or any agreement as a condition to the execution, delivery and carrying out of this Amendment by the Borrower, (iv) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (or if qualified by materiality or material adverse effect or material adverse change, in all respects), (v) both before and after giving effect to this Amendment, no event has occurred
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and is continuing which constitutes an Event of Default or Default and (vi) the Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.
ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION
4.1    The Borrower hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect.
ARTICLE V
MISCELLANEOUS

5.1    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.2    Loan Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
5.3    Expenses. The Borrower shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.
5.4    Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
5.5    Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
5.6    Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.7    Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic format with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “executed,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures
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or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

AMERICAN WATER CAPITAL CORP.
By:     /s/ DAVID M. BOWLER
Name: David M. Bowler
Title: Vice President and Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an LC Issuing Bank, a Swingline Bank and a Lender

By:     /s/ GREGORY R. GREDVIG
Name: Gregory R. Gredvig
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as an LC Issuing Bank, and a Lender

By:     /s/ NANCY R. BARWIG
Name: Nancy R. Barwig
Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:    /s/ DILCIA PӖNA HILL
Name: Dilcia P. Hill
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender and LC Issuing Bank

By:    /s/ EDWARD SACKS
Name: Edward Sacks
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:    /s/ MEG DONNELLY
Name: Meg Donnelly
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ JAMES O’SHAUGHNESSY
Name: James O’Shaughnessy
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A., as a Lender

By:    /s/ STEVE LEVI
Name: Steve Levi
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK, as a Lender

By:    /s/ JUSTIN LIEN
Name: Justin Lien
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender

By:    /s/ ADAM KRUITHOF
Name: Adam Kruithof
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:    /s/ DAVID DEWAR
Name: David Dewar
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK, as a Lender

By:    /s/ CHRISTOPHER OLSEN
Name: Christopher Olsen
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as a Lender

By:    /s/ MOLLY H. ROSS
Name: Molly H. Ross
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:    /s/ ANDREW D. HOLTZ
Name: Andrew D. Holtz
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT